UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2026

Coeur Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8641	82-0109423
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 South Wacker Drive
Suite 2100
Chicago, Illinois 60606
(Address of Principal Executive Offices)

(312) 489-5800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.01 per share)	CDE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 22, 2026, Coeur Mining, Inc. (the “Company”) completed its previously announced private exchange offer (the “Exchange Offer”) and consent solicitation (the “Consent Solicitation”) relating to the $400,000,000 aggregate principal amount of 6.875% Senior Notes due 2032 (the “Existing Notes”) issued by New Gold Inc.  In connection with the settlement of the Exchange Offer, the Company issued $385,774,000 aggregate principal amount of its 6.875% Senior Notes due 2032 (the “Notes”) in a private exchange to Eligible Holders in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and, outside the United States, in offshore transactions in compliance with Regulation S under the Securities Act.

The Notes are governed by an Indenture, dated as of April 22, 2026 (the “Indenture”), among the Company, as issuer, certain of the Company’s subsidiaries named therein, as guarantors thereto (the “Guarantors”), and The Bank of New York Mellon, as trustee (the “Trustee”).  The Indenture, which includes the form of the Notes, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.  The description of the Indenture and the Notes in this report are summaries only and are qualified in their entirety by the terms of the Indenture and the Notes, respectively.

The Company did not receive any cash proceeds from the issuance of the Notes.  The Notes were issued in exchange for Existing Notes tendered and accepted in the Exchange Offer, and the Company paid cash consideration in connection therewith, together with fees and expenses related to the Exchange Offer and Consent Solicitation.

The Notes are the Company’s unsecured senior obligations and rank equally in right of payment with all of its existing and future unsecured senior debt and rank senior in right of payment to all of its existing and future subordinated debt.  The Notes are effectively subordinated to any of the Company’s existing and future secured debt to the extent of the value of the assets securing such debt.  Initially, the Company’s obligations under the Notes are jointly and severally guaranteed by certain of the Company’s wholly-owned subsidiaries.  In addition, each of the Company’s restricted subsidiaries that guarantees other indebtedness that exceeds $20,000,000 aggregate principal amount, will be required to guarantee the Notes in the future.  The guarantees rank equally in right of payment to all of the Guarantors’ existing and future unsecured senior debt and rank senior in right of payment to all of the Guarantors’ existing and future subordinated debt.  The guarantees are effectively subordinated to any of the Guarantors’ existing and future secured debt to the extent of the value of the assets securing such debt.  The Notes are also structurally subordinated to the liabilities of subsidiaries of the Company that have not guaranteed the Notes.

The Notes bear interest at a rate of 6.875% per year from the date of issuance.  Interest on the Notes is payable semi-annually in arrears on April 1 and October 1 of each year.

At any time prior to April 1, 2028, the Company may redeem all or part of the Notes upon not less than 30 nor more than 60 days’ prior notice at a redemption price equal to the sum of (i) 100% of the principal amount thereof, plus (ii) a make-whole premium as of the date of redemption, plus (iii) accrued and unpaid interest, if any, thereon, to the date of redemption.  In addition, the Company may redeem some or all of the Notes on or after April 1, 2028, at redemption prices set forth in the Indenture, together with accrued and unpaid interest.  At any time prior to April 1, 2028, the Company may use the proceeds of certain equity offerings to redeem up to 35% of the aggregate principal amount of the Notes at a redemption price specified in the Indenture.

Upon the occurrence of a Change of Control (as defined in the Indenture), unless the Company has exercised its right to redeem the Notes, each holder of Notes will have the right to require the Company to repurchase all or a portion of such holder’s Notes at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase.

If the Company or its restricted subsidiaries sell assets under certain circumstances specified in the Indenture and do not use the proceeds for certain specified purposes, the Company must offer to use certain net proceeds therefrom to repurchase the Notes and other debt that ranks equal in right of payment to the Notes on a pro rata basis.  The purchase price of the Notes will be equal to 100% of the principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, to the applicable date of repurchase.

The Indenture contains covenants that, among other things, limit the Company’s ability under certain circumstances to incur additional indebtedness, pay dividends or make other distributions or repurchase or redeem capital stock, prepay, redeem or repurchase certain debt, make loans and investments, create liens, sell, transfer or otherwise dispose of assets, enter into transactions with affiliates, enter into agreements restricting the Company’s subsidiaries’ ability to pay dividends and impose conditions on the Company’s ability to engage in mergers, consolidations and sales of all or substantially all of its assets.

The Indenture also contains certain “Events of Default” (as defined in the Indenture) customary for indentures of this type.  If an Event of Default has occurred and is continuing, the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare all unpaid principal of, premium, if any, and accrued interest on all the Notes to be due and payable.

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Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See disclosure contained in Item 1.01 above, which is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

Press Release

On April 21, 2026, Coeur issued a press release (the “Press Release”) announcing the expiration and final results of the Exchange Offer and Consent Solicitation.

A copy of the Press Release is attached as Exhibit 99.1.  The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	List of Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of April 22, 2026, among Coeur Mining, Inc., as issuer, certain subsidiaries as guarantors and The Bank of New York Mellon, as trustee.
99.1	Press Release, dated April 21, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.

Dated: April 22, 2026	By:	/s/ Thomas S. Whelan
		Name:	Thomas S. Whelan
		Title:	Executive Vice President and Chief Financial Officer